SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 30, 2007


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                                  04-2601571
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                  01960
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant: to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.13e-4 ( c)

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

     On January 30, 2007, the Board of Directors of the Company voted by Unanimous Written Consent to amend the Company's Bylaws: to increase the required minimum notice of meetings given to shareholders entitled to vote thereat, from seven (7) days to ten (10) days; and, eliminate the Boards ability to close the transfer books without fixing a record date.

     On January 30, 2007, in a separate Unanimous Written Consent, the Board of Directors of the Company voted to amend the bylaws of each of the Company's wholly owned subsidiaries to reflect the same changes. A copy of the amended bylaws of the Company is attached as exhibit 3.3.

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
Item 9.01.  Financial Statements and exhibits


( c ) Exhibits

      3.3  By-laws of the Registrant, as amended January 30, 2007.


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
SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PHC, INC.


Date: February 5, 2007                         By:  /s/ Bruce A. Shear
                                                   ____________________
                                                        Bruce A. Shear
                                                        President


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